                                    KEYNOTE
                                 SERIES ACCOUNT

MONEY MARKET SUBACCOUNT

        INTERMEDIATE GOVERNMENT BOND SUBACCOUNT

                 CORE BOND SUBACCOUNT

                          BALANCED SUBACCOUNT

                                   VALUE & INCOME SUBACCOUNT

                                          EQUITY GROWTH SUBACCOUNT

                                                CALVERT SERIES SUBACCOUNT

                            ------------------------

                                  MAY 1, 2000

                                                                     [MONY LOGO]

                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")
                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                      MONY LIFE INSURANCE COMPANY("MONY")
            1740 BROADWAY, NEW YORK, NEW YORK 10019; (914) 697-8000

    MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts.

    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax qualified pension and profit-sharing plans from employee contributions of such organizations and employer contributions, if any. The Section 403(b) Contract will purchase tax-deferred annuities for the employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing plans of such organizations as well as taxed subsidiaries of such organizations and stand-alone taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions, from employees of tax-exempt or taxed organizations and from members and employees of associations. The NQDC Contract will provide deferred compensation eligible for deferred tax treatment to employees of taxed organizations. Section references are to the Internal Revenue Code of 1986, as amended.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

    Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 13 and Calvert Series at page 12.) The six currently available Series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Core Bond Series (formerly Government/Corporate Bond Series), Balanced Series, Value & Income Series, formerly Equity Income and Equity Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.

    KEYNOTE SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 31 HEREIN.

    The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

    A Statement of Additional Information dated May 1, 2000 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 52 of this Prospectus.

    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.
                               DATED MAY 1, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    4
Synopsis....................................................    6
Fee Table...................................................    6
The Contracts...............................................    7
Keynote.....................................................    8
Charges.....................................................    8
Credit And Allocation Of Purchase Payments..................    9
Redemption..................................................    9
Transfers...................................................    9
Payment Options.............................................    9
Voting Rights...............................................    9
Death Benefit...............................................   10
Distribution Of The Contracts...............................   10
Condensed Financial Information.............................   11
MONY........................................................   12
Keynote Series Account......................................   12
Calvert Series..............................................   12
Diversified Investors Portfolios............................   13
The Transaction.............................................   14
Charges.....................................................   15
Charges for Mortality and Expense Risks.....................   15
Annual Contract Charge......................................   15
Investment Management Fee...................................   15
Premium Tax.................................................   16
Summary Of The Contracts....................................   17
Eligible Purchasers.........................................   17
Ownership...................................................   17
Purchase Payments...........................................   17
Employer Sponsored Plan Requirements........................   17
Rights Of The Participant Under The Contract................   17
Rights Upon Suspension Of Contract or Termination Of Plan...   18
403(b) Contract.............................................   18
401(a) Contract/401(k) Contract and NQDC....................   18
457 and 408 (IRA) Contracts.................................   18
Failure Of Qualification....................................   18
Transfers...................................................   18
Rights Reserved By MONY.....................................   19
Credit Of Purchase Payments.................................   19
Allocation Of Purchase Payments.............................   19
Determination Of Unit Values................................   20
Death Benefit...............................................   20
Redemption During The Accumulation Period...................   21
Restrictions Under The Texas Optional Retirement Program....   21
Payment Options.............................................   21
Annuity Purchase Date.......................................   21
Fixed Annuity...............................................   22
Fixed Annuity Options.......................................   22
Payments To A Beneficiary Following The Annuitant's Death...   23
Voting Rights...............................................   23

                                                              PAGE
                                                              ----
Distribution Of The Contracts...............................   24
Federal Tax Status..........................................   25
Tax Treatment of MONY.......................................   25
Taxation of Diversified Investors Portfolios................   25
Section 403(b) Annuities....................................   25
Section 401(a) Plans........................................   26
Section 408 (IRA) Contracts.................................   27
Minimum Distribution Requirements...........................   27
Section 457 Plans...........................................   28
Non-Qualified Deferred Compensation Contracts...............   28
Income Tax Withholding......................................   28
Performance Data............................................   30
Diversified Investors Portfolios............................   31
Core/Feeder Structure.......................................   31
Investment Objectives and Policies..........................   32
Investment Techniques and Restrictions......................   43
Management of Diversified Investors Portfolios..............   45
Other Information Regarding Diversified Investors
  Portfolios................................................   48
Purchase and Redemption of Interests in Diversified
  Investors Portfolios......................................   48
Experts.....................................................   51
Legal Proceedings...........................................   51
Financial Statements........................................   51
Additional Information......................................   51
Miscellaneous...............................................   51
Table Of Contents Of Statement Of Additional Information....   52
Request For Keynote Statement Of Additional Information.....   53
Appendix....................................................   54

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 21), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     CORE BOND SERIES: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Diversified Investors Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the NYSE, MONY reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     VALUE & INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

                          MONY LIFE INSURANCE COMPANY
                             KEYNOTE SERIES ACCOUNT

                                TABLE OF FEES(1)

Total Separate Account Annual Expenses (as a percentage of average account values)
Mortality and Expense Risk Fees.............................  1.10%(2)

     (1) In addition to the mortality and expense risk fees, MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 15.

     (2) MONY reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

Portfolio Company Annual Expenses:

     DIVERSIFIED INVESTORS PORTFOLIOS AND CALVERT SOCIAL BALANCED PORTFOLIO
              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                  INTERMEDIATE
                                         MONEY     GOVERNMENT     CORE               VALUE &   EQUITY
                                         MARKET       BOND        BOND    BALANCED   INCOME    GROWTH   CALVERT
                                         SERIES      SERIES      SERIES    SERIES    SERIES    SERIES   SERIES
                                         ------   ------------   ------   --------   -------   ------   -------
Management Fee (After fee
  reimbursements)(1)...................   0.25%       0.35%       0.35%     0.45%      0.45%    0.62%    0.70%
Other Expenses(2)......................   0.03%       0.04%       0.02%     0.05%      0.02%    0.02%    0.16%
Reimbursement from MONY(3).............  (0.18)%        --          --        --         --    (0.14)%     --
                                         -----        ----        ----      ----      -----    -----     ----
Total Annual Expenses After Fee
  Reimbursements(4)....................   0.10%       0.39%       0.37%     0.50%      0.47%    0.50%    0.86%

---------------
(1) The fees shown on the line "Management Fee" are the fees charged to each series of Diversified Investors Portfolios by Diversified Investment Advisors, Inc., after waiver. The expense table for Portfolio Company Annual Expenses and the example reflect a voluntary undertaking by Diversified to waive a portion of the investment advisory fees payable by series of Diversified Investors Portfolios. Without such a waiver, the annual investment advisory fee would be 0.25% for the Money Market Series, 0.35% for the Intermediate Government Bond Series, 0.35% for the Core Bond Series, 0.45% for the Balanced Series, 0.45% for the Value & Income Series and 0.62% for the Equity Growth Series. For the Calvert Series, the fees shown are those charged by Calvert Asset Management Company to the Calvert Series.

(2) "Other Expenses" for each series of Diversified Investors Portfolios and for the Calvert Series are actual for the year ended December 31, 1999.

(3) MONY has agreed to provide reimbursements to limit total Diversified Investors Portfolios expenses for Keynote Participants in the Money Market Series and the Equity Growth Series to .10% and .50%, respectively, of average net assets of the applicable series with MONY reserving the right to raise the limit upon notice.

(4) "Total Annual Expenses After Fee Reimbursements" for certain of the series of Diversified Investors Portfolios reflect voluntary waivers and reimbursements by Diversified. In the absence of such waivers and reimbursements, "Total Annual Expenses After Fee Reimbursements" would be as follows for the following series: Money Market Series -- 0.28%; Intermediate Government Bond Series -- 0.39%; Core Bond -- 0.37%; Balanced -- 0.50%; Equity Income Series -- 0.46%; and Equity Growth Series -- 0.64%.

(5) Prior to August 17, 1999, Core Bond was named Diversified Investor Government/Corporate Bond Series.

(6) Prior to April 5, 2000, Value & Income Portfolio was named Diversified Investors Equity Income Portfolio.

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly and reflects expenses of the separate account as well as the portfolio applicable company. (See Charges at page 15 for a more complete description of applicable costs and expenses.)

Example

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual rate of return.

     These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for these examples and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

     This example is based on fees after waivers and reimbursements as if those waivers and reimbursements were in effect for the full 10 year period covered by the example and reflect the imposition of the 1.10% mortality and expense risk charge presently in effect.

                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $12        $38       $ 66        $145
Intermediate Government Bond............................   $15        $47       $ 81        $178
Core Bond...............................................   $15        $46       $ 80        $176
Balanced................................................   $16        $50       $ 87        $190
Value & Income..........................................   $16        $50       $ 86        $187
Equity Growth...........................................   $16        $50       $ 87        $190
Calvert Series..........................................   $20        $62       $106        $229

     This example is based on fees after waivers and reimbursements as if those waivers and reimbursements were in effect for the full 10 year period covered by the example and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by MONY.

                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $14        $43       $ 74        $162
Intermediate Government Bond............................   $17        $52       $ 89        $194
Core Bond...............................................   $16        $51       $ 88        $192
Balanced................................................   $18        $55       $ 95        $206
Value & Income..........................................   $17        $54       $ 93        $203
Equity Growth...........................................   $18        $55       $ 95        $206
Calvert.................................................   $21        $66       $113        $244

THE CONTRACTS

     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for

Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the non-qualified deferred compensation Contracts ("NQDC") will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from employees of tax-exempt or taxed organizations and from members and employees of associations. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary deduction agreement.

KEYNOTE

     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, and Equity Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value (See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 12.) Each series of Diversified Investors Portfolios is managed by Diversified Investment Advisors, Inc. ("Diversified"). MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter and distributor. The Calvert Series is a series of Calvert Variable Series, Inc., (formerly, Acacia Capital Corporation,) (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.

     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 13 herein.

CHARGES

     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of .70% for mortality risks and .40% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges -- Charges for Mortality and Expense Risks" on page 15.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 15.)

     In addition to the charges set forth above, Diversified, which serves as an investment adviser to each series of Diversified Investors Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 16.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 19.)

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. (See "Restrictions Under the Texas Optional Retirement Program" on page 21, for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.)

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. (See, "Section 403(b) Annuities" on page 25 and "Section 408 IRA Contracts" on page 27.)

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 18.) MONY reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 21.)

VOTING RIGHTS

     To the extent required by law, MONY will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 23.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 20.)

DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. (See "Distribution of the Contracts" on page 24.)

                        CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT*

                                                                  UNIT VALUE
                       ------------------------------------------------------------------------------------------------
                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                         1990       1991       1992       1993       1994       1995       1996       1997       1998
                       --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Growth........   $13.65     $18.32     $18.07     $19.67     $21.65     $25.58     $30.06     $37.99     $51.57
Money Market.........    11.81      12.49      12.90      13.20      13.65      14.35      15.00      15.71      16.45
Balanced.............    12.74      15.29      15.37      16.92      16.66      21.25      24.62      29.12      32.46
Core Bond............    12.38      14.52      15.71      17.81      16.70      19.63      20.10      21.66      23.15
Value & Income.......    11.34      13.60      14.93      16.91      16.86      22.48      26.38      33.99      38.08
Intermediate
 Government Bond.....    10.00      11.00      11.73      12.58      12.24      13.84      14,21      15.13      16.07
Calvert Series.......    10.26      11.91      12.75      13.36      13.11      16.87      18.83      22.41      26.13

                       UNIT VALUE                                     UNITS OUTSTANDING
                       --------   ------------------------------------------------------------------------------------------
                       DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,   DEC. 31,
                         1999       1990        1991        1992        1993        1994        1995       1996       1997
                       --------   ---------   ---------   ---------   ---------   ---------   --------   --------   --------
Equity Growth........   $70.57      429,986   1,334,644   2,115,942   2,907,819     994,859   201,470    237,959    242,846
Money Market.........    17.18      590,354     702,177     637,701     656,262     179,143    58,026     56,311     47,018
Balanced.............    35.91      322,563     814,494   1,268,765   1,835,594     762,735   145,593    156,241    163,289
Core Bond............    22.75       97,161     493,084     328,126     471,446     125,870    24,207     25,670     26,763
Value & Income.......    40.87    7,198,970   7,227,359   6,883,795   7,852,650   2,135,776   571,730    489,820    474,554
Intermediate
 Government Bond.....    16.18           --   3,840,526   1,628,553   1,591,845     768,905    50,325     47,901     14,366
Calvert Series.......    29.06       16,681     180,569     355,343     685,428     291,806    19,147     25,095     26,219

                        UNITS OUTSTANDING
                       -------------------
                       DEC. 31,   DEC. 31,
                         1998       1999
                       --------   --------
Equity Growth........  247,234    142,912
Money Market.........   40,999     13,122
Balanced.............  167,348     77,105
Core Bond............   39,571     16,207
Value & Income.......  434,610    266,130
Intermediate
 Government Bond.....   27,614     13,708
Calvert Series.......   31,111     15,386

---------------
* The commencement date for the Intermediate Government Bond Subaccount is May 1, 1991.

  Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus.

                                      MONY

     MONY Life Insurance Company formerly organized as a mutual life insurance company, under the laws of the State of New York in 1842 converted to a stock life insurance company through demutualization. Its principal place of business is 1740 Broadway, New York, N.Y. 10019. MONY is currently licensed to sell life insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page
13. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.

CALVERT SERIES

The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert Inc."), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of the Fund are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of the Fund will monitor the Calvert Series for the existence of any material irreconcilable conflict between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of the Fund that such conflict exists then MONY will take whatever steps are necessary to eliminate the material conflict, including withdrawing the assets allocable to some of the separate accounts from Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                 SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
           ----------------------                 ------------------------------------------
Keynote Money Market Subaccount..............    Diversified Investors Money Market Portfolio
                                                 (the "Money Market Series")
Keynote Intermediate Government Bond
  Subaccount.................................    Diversified Investors Intermediate Government
                                                 Bond Portfolio (the "Intermediate Government
                                                 Bond Series")
Keynote Core Bond Subaccount (formerly the
  Keynote Long Term Bond Subaccount).........    Diversified Investors Core Bond Portfolio
                                                 (the "Core Bond Series")
Keynote Balanced Subaccount (formerly the
  Keynote Diversified/Balanced Subaccount)...    Diversified Investors Balanced Portfolio (the
                                                 "Balanced Series")
Keynote Value & Income Subaccount............    Diversified Investors Value & Income
                                                 Portfolio (the "Equity Income Series")
Keynote Equity Growth Subaccount.............    Diversified Investors Equity Growth Portfolio
                                                 (the "Equity Growth Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Keynote Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with the preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings; current income is a secondary objective.

     See "Diversified Investors Portfolios" at page 13 and the Statement of Additional Information for more information on each series.

                                THE TRANSACTION

     On December 31, 1993, MONY and AEGON USA, Inc. ("AEGON") entered into a transaction pursuant to which MONY sold its group pension operation to AEGON (the "Transaction"). As a part of the Transaction, the Contracts may be transferred through assumption reinsurance to AUSA Life Insurance Company, Inc. ("AUSA"), a New York domiciled stock life insurance company and an indirect, wholly-owned subsidiary of AEGON. Subject to the receipt of any necessary state insurance department approvals and authorizations each Contractholder will receive materials relating to this assumption.

     In addition, as a result of the Transaction, the group fixed annuity contracts which have been issued by MONY to Contractholders may also be transferred to AUSA through assumption reinsurance. Based upon regulatory and other consideration, the transfer of any fixed contract may occur before, concurrent with, or after the transfer of the companion variable Contract which is offered through this Prospectus. Accordingly, all references in this Prospectus to a companion fixed annuity contract shall refer to the fixed contract issued by MONY or the fixed contract which has been assumed by AUSA, as appropriate.

     AUSA is a wholly-owned subsidiary of First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON. AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of 1.10%, .70% for mortality risks and
 .40% for administrative expense risks, which was effective May 1, 1994, is 0.030139%.)

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. MONY does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Diversified Investors Portfolios and the Calvert Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services,including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 45.

     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 1999, CAMCO had $6.5 billion in assets under management.

     CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

     NCM Capital Management Group, Inc., 103 West Main Street, Durham, North Carolina 27701, has managed part of the equity investments of the Calvert Series since 1995. NCM is one of the largest minority-owned investment management firms in the country and provides products in equity fixed income and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals.

     NCM's portfolio management team consists of several members, headed by Maceo K. Sloan. Mr. Sloan has more than 10 years of experience in the investment industry, and is a frequent panelist on Wall Street Week with Louis Rukeyser.

     Calvert, Inc. has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 3.5%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 21) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Equity Growth Series or Calvert Series. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                              CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 21), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 25). Under a Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Tax Status" on page 25.)

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Diversified Investors Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Tax Status" on page 25.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from his/her employer before he/she can redeem his/her Accumulation Account.

                                PAYMENT OPTIONS

     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 22 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

       (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For
           Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

           If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

      (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards Diversified Investors Portfolios or the Fund; (2) ratification of the independent accountant of Diversified Investors Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     MSC will act as the principal underwriter and the distributor of the Contracts pursuant to an underwriting agreement, on behalf of Keynote, with Diversified Investors Portfolios and the Calvert Series. MSC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Keynote, with certain exceptions in connection with the use of other authorized broker-dealers. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as insurance agents for the Company.

The Contracts may also be sold through registered representatives of other broker-dealers authorized by MSC and applicable law who may be insurance agents licensed by an insurance company other than MONY. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of MONY and of the Contracts under federal income tax law is general in nature, is based upon MONY's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 (as indexed) per year; or lump sum distributions in excess of $750,000 (as indexed)) from qualified retirement Plans, including those funded through
Section 401(a), Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount. The Small Business Job Protection Act of 1996 suspended the imposition of the excess distribution excise tax in 1997, 1998 and 1999. Finally, the Taxpayer Relief Act of 1997 has repealed the excise tax (and a related estate tax on excess retirement accumulations) for all subsequent years.

TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. Each of its series, since it is taxed as a partnership, is not subject to federal income taxation. MONY, as an investor in a series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of MONY" above.

SECTION 403(b) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), 403(b) and 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Sec-tion 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $10,500 (as indexed) or the Participant's exclusion allowance. The $10,500 (as indexed) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant,
(3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55,
(6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     Restrictions on Withdrawals of Elective Contributions. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(a) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the lesser of $30,000 (as indexed) or 25% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions is $10,500 (as indexed). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code and if certain conditions are met.

     The special five-year forward averaging is available to a recipient of a lump-sum distribution, received in a taxable year beginning before January 1, 2000, from a qualified retirement plan only if all these conditions are satisfied: (1) The distribution is received on or after the employee has reached age 59 1/2 (except for recipients making the ten-year forward averaging election for employees who reached age 50 before 1986); (2) the recipient elects special five-year forward averaging for the taxable year for all lump-sum distributions received during that taxable year; and (3) no lump-sum distribution from the same plan was rolled over tax-free into an IRA or another qualified plan.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. (If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA or another employer's plan. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to the IRA or another employer's qualified plan. See "Income Tax Withholding" below.) In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant nondeductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) made for certain allowable medical care expenses, (5) made for certain "qualified higher education expenses" or (6) made as "qualified first time homebuyer distributions" (not to exceed $10,000 in the aggregate). Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (or, in the case of a plan, the year of the Participant's retirement if still employed with the plan sponsor at that age.) (see "Annuity Purchase Date" on page 21), the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish an eligible deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. Generally, the annual deferral limit is the lesser of $8,000 (as indexed) or 33 1/3% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred and property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. However, under the Small Business Job Protection Act of 1996 the assets of new eligible plans of state and local governments must be held in trust for the "exclusive benefit" of the Participant's (and their beneficiaries). Eligible plans existing before the enactment of this law must comply with the trust and "exclusive benefit" requirement by January 1, 1999. Distributions from a Section 457 plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 (or, if later, the year in which he retires).

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from non-qualified deferred compensation plans may be permitted for reasons of hardship under certain conditions as specified in the plans. Distributions from these plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Keynote Contract alone or by a Keynote Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. MONY will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

     For NQDC Contracts, Form W-2 withholding by the employer may be required.

     Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is also rolled over into an IRA.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth and Calvert Series Subaccounts. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount Variable. "average annual total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter. Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six Subaccounts of Keynote invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital, through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with preservation of capital, through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities, and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies or instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

                             CORE/FEEDER STRUCTURE

     Each Subaccount which invests in Diversified Investors Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Diversified Investors Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 23, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 48). Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser(s) for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     To achieve its investment objective, the Money Market Series invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than

     10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the

     1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees of Diversified Investors Portfolios. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Diversified Investors Portfolios -- Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon MONY supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series and which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective by investing in U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Fund Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than four years from time to time, but will not exceed ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Fund Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Fund Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Intermediate Government Bond Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into for the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series' could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Interme-diate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Intermediate Government Bond Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Intermediate Government Bond Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Intermediate Government Bond Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions, options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     CORE BOND SERIES. The investment objective of the Core Bond Series is to achieve the maximum total return. The Core Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Core Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Core Bond Series' "duration" between three and ten years, which means that the Core Bond Series' overall sensitivity to interest rates should be slightly more then that of bonds and notes with remaining average maturities from three to fifteen years. The Core Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Core Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Core Bond Series so that the Core Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Core Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Core Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Core Bond Series. Additional information about the investment policies of the Core Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Core Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Core Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Core Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Core Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Core Bond Series may invest in securities of foreign issuers. The Core Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Core Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Core Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The Core Bond Series may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Core Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Core Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series. The Core Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Core Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Core Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Core Bond Series, the Advisers may purchase securities for the Core Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the Securities would be delivered to the Core Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Core Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Core Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series policy is to invest its assets in a broad list of equity and fixed income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     VALUE & INCOME SERIES. The investment objective of the Value & Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Value & Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Value & Income Series so that it will out-perform other equity income funds in negative markets. As a result of this objective, the Income Series may underperform relative to other equity income funds in positive markets. The Value & Income Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Value & Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Value & Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Value & Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Value & Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Value & Income Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Value & Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Value & Income Series' investment objective with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.

     Non-Investment Grade Obligations. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Value & Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Value & Income Series defaulted, the Value & Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Value & Income Series, especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Value & Income Series, see the Appendix to the Statement of Additional Information.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Income seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 65% of the assets of the Equity Income are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the

Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Equity Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, VALUE & INCOME SERIES AND EQUITY GROWTH SERIES (COLLECTIVELY, THE "SERIES").

     Foreign Securities. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Options and Futures Contracts. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     Short-Term Instruments. Each of the Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     Repurchase Agreements and Reverse Repurchase Agreements. Each of the Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than expected redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Intermediate Government Bond Series.

     Restricted Securities. Each of the Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Bond Series.

     Delayed Delivery Transactions. In order to help insure the availability of suitable securities for each of the Series the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objectives. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a nonfundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Trustees of Diversified Investors Portfolios, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Trustees of Diversified Investors Portfolios are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreement, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are made by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios. Accordingly, Diversified Investors Portfolios is the first family of investment companies for which Diversified serves as investment adviser. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadvisers' continued performance.

     For each series, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisers listed in the table below (each a "Subadviser," and collectively the "Subadvisers"). For its services under each Subadvisory Agreement, the Subadvisers receive a fee from Diversified at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Each fee will be accrued monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the series by the fee schedule and dividing by 12. Each fee will be paid on a quarterly basis.

                                                                                 COMPENSATION RATES(%)
         DIVERSIFIED INVESTORS                       PORTFOLIO                 -------------------------
           PORTFOLIO SERIES                         SUBADVISERS                ADVISER(1)    SUBADVISERS
         ---------------------           ----------------------------------    ----------    -----------
Money Market Series                      Capital Management Group                 0.25           0.05
Intermediate Government Bond Series      Capital Management Group                 0.35           0.15
Core Bond Series                         Payden & Rygel                               (2)        0.15
Balanced Series                          Aeltus Investment Management, Inc.       0.45               (3)
                                           Payden & Rygel                             (2)
Value & Income Series                    Asset Management Group                   0.45               (4)
Equity Growth Series                     Dresdner RCM Global                      0.62               (5)
                                           Investors, LLC
                                           Montag & Caldwell, Inc.

---------------

(1) The Adviser is currently waiving a portion of its fee. See
    "Synopsis -- Table of Fees" at page 6 for a discussion of the fee waivers currently in effect.

(2) For Aeltus, 0.20% on the first $200,000,000 of average net assets, 0.15% on the next $300,000,000 of average net assets, 0.125% on the next $500,000,000 of average net assets, and 0.10% on all assets in excess of $1,000,000,000. For Payden & Rygel, 0.20% on the first $50,000,000 of average net assets, 0.15% on the next $50,000,000 of average net assets, and 0.10% on all assets in excess of $100,000,000.

(3) 0.35% on the first $50,000,000 of average net assets of the Balanced Portfolio, 0.30% on the next $50,000,000 in assets and 0.25% on assets in excess of $100,000,000.

(4) 0.25% on the first $100,000,000 of average net assets of the Equity Income Portfolio and 0.20% on assets in excess of $100,000,000.

(5) 0.50% on the first $50,000,000 in assets, 0.25% on the next $50,000,000 in assets; and 0.20% on assets in excess of $100,000,000.

     Diversified has selected Subadvisers for each series which have been approved by the Trustees of Diversified Investors Portfolios and the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series. The subadvisers are as follows:

MONEY MARKET SERIES
INTERMEDIATE GOVERNMENT
BOND SERIES                  Capital Management Group, a division of 1740
                             Advisers, Inc., a wholly-owned subsidiary of MONY
                             Life Insurance Company. Capital Management Group has been a registered investment adviser since
                             1971. The address of Capital Management Group is
                             1740 Broadway, New York 10019.

                             The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Portfolios:

                             Money Market Series: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Portfolio since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

                             Intermediate Government Bond Series and Core Bond
                             Series: Gregory Staples, Vice President, has been responsible for the day-to-day management of the Intermediate Government Bond Portfolio since 1994. Mr. Staples has been employed by Capital Management Group since 1987.

CORE BOND SERIES:            Payden & Rygel. Payden was formed in 1984 and is
                             owned by certain of its employees. Payden (or its predecessor) has been a registered investment adviser since 1983. The principal business address of Payden is 333 South Grand Avenue, 32nd Floor,
                             Los Angeles, California 90071.

BALANCED SERIES
AELTUS INVESTMENT
MANAGEMENT, INC.
PAYDEN & RYGEL:              Aeltus Investment Management, Inc. Aeltus was
                             formed in 1972 and is an indirect wholly-owned subsidiary of Aetna Inc. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State
                             House Square, Hartford, Connecticut 06103-3602.

                             Geoffrey A. Brod, Portfolio Manager, has been responsible for the day-to-day supervision of the Balanced Fund on behalf of Aeltus since 1999 and has been employed by Aeltus or its parent company since 1966.

                             Payden & Rygel. Payden was formed in 1984 and is owned by certain of its employees. Payden (or its predecessor) has been a registered investment adviser since 1983. The principal business address of Payden is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.

VALUE & INCOME SERIES:       Asset Management Group, a division of 1740
                             Advisers, Inc., which is a wholly-owned subsidiary of MONY. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway,
                             New York, New York 10019.

                             Investment management decisions at Asset Management Group are made by committee and not by managers individually.

                             Sanford C. Bernstein & Co. Inc., Sanford Bernstein was incorporated in 1969 and is owned by Sanford C. Bernstein Inc. Sanford Bernstein has been a registered investment adviser since 1975. The address of Sanford Bernstein is 767 Fifth Avenue, New York, New York 10153.

EQUITY GROWTH SERIES:        Dresdner RCM Global Investors, LLC
                             Montag & Caldwell, Inc.

                             Dresdner RCM Global Investors, LLC was established in 1996, when Dresdner Bank acquired RCM Capital Management, LLC. Dresdner RCM has been a registered investment adviser since 1972. The principal address of Dresdner RCM is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.

                             Investment management decisions of Dresdner RCM are made by committee and not by managers individually.

                             Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since 1968. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.

                             Investment management decisions of Montag &
                             Caldwell are made by committee and not by managers individually.

     ADMINISTRATOR. Pursuant to an Administrative Services Agreement (and the Advisory Agreement), Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.

     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is the transfer agent and dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios described in this Prospectus are currently being offered by DISC to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Diversified Investors Portfolios.

     The net asset value of each series of Diversified Investors Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of Diversified Investors Portfolios' Board of Trustees. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Diversified Investor Portfolios' Trustees have determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Diversified Investors Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 23.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                    EXPERTS

     The balance sheets of MONY as of December 31, 1999 and 1998 and the related statements of operations and cash flows for the years then ended, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1998 and 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.

                               LEGAL PROCEEDINGS

     MONY is engaged in various kinds of routine litigation which, in the opinion of management, are not of material importance in relation to the total capital, results of operations, surplus or cash flows of MONY. There are no legal proceedings to which Keynote is a party.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

     The Accounts are separate registered accounts of AUSA. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. AUSA believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

                            ITEM                              PAGE
                            ----                              ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
Investment Objectives, Policies and Restrictions,...........    5
Determination of Net Asset Value; Valuation of Securities...   23
Management of Diversified Investors Portfolios..............   23
Independent Accountants.....................................   26
Capital Stock and Other Securities..........................   26
Taxation....................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                   c/o Diversified Investment Advisors, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
    ----------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
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                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                               PREMIUM TAX RATE PERCENT
                                                              --------------------------
                                                              QUALIFIED    NON QUALIFIED
                                                              ---------    -------------
California..................................................     .50%           2.35%
District of Columbia........................................      --              --
Kentucky....................................................    2.00%           2.00%
Maine.......................................................      --            2.00%
Nevada......................................................      --            3.50%
Puerto Rico.................................................    1.00%           1.00%
South Dakota................................................      --            1.25%
West Virginia...............................................    1.00%           1.00%
Wyoming.....................................................      --            1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                                                                 BULK RATE
                                                               U.S. POSTAGE
                                                                   PAID
                                                              NEW YORK, N.Y.
                                                              PERMIT NO. 8048

FORM NO. 13443SL 5/00